UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 11, 2010, in connection with the Merger (as hereinafter defined), Tyco International Ltd. (“Tyco”) amended its Articles of Association to (i) increase its registered share capital by CHF 267,185,950 from CHF 3,642,642,767.60 to CHF 3,909,828,747.60 with a corresponding increase in the number of registered shares from 479,295,101 to 514,451,151 shares, each with a nominal value of CHF 7.60 per share, and (ii) adjust the maximum amount by which the Board of Directors of Tyco is authorized to increase the share capital of Tyco on or prior to March 12, 2011, from CHF 1,821,321,380.00 by issuing a maximum of 239,647,550 fully paid up registered shares, each with a nominal value of CHF 7.60 per share, to CHF 1,554,135,400.00 by issuing a maximum of 204,491,500 fully paid up registered shares, each with a nominal value of CHF 7.60 per share.

Filed herewith as Exhibit 3.1 and incorporated herein by reference is Tyco’s Articles of Association.

Item 8.01	Other Events

On May 14, 2010, Tyco completed its acquisition (the “Merger”) of Brink’s Home Security Holdings, Inc. (“BHS”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 18, 2010, as amended, by and among Tyco, Barricade Merger Sub, Inc. (“Merger Sub”), BHS, and, solely for the purposes stated therein, ADT Security Services, Inc.    In accordance with the terms of the Merger Agreement, BHS has been merged with and into Merger Sub, a wholly owned subsidiary of Tyco.

In connection with the consummation of the Merger, each outstanding share of common stock of BHS was converted into, effective as of May 14, 2010, the right to receive: (i) $13.15 in cash and 0.7562 Tyco shares, for those shareholders of BHS who made an all-cash election; (ii) 1.9051 Tyco shares, for those shareholders of BHS who made an all-stock election; and (iii) $12.75 in cash and 0.7666 Tyco shares, for those shareholders of BHS who made a mixed cash/stock election or who failed to make an election by the election deadline.  In connection with the consummation of the Merger, the total cash consideration paid was $584.9 million, and a total of 35,164,161 Tyco shares were issued.

On May 14, 2010, Tyco issued a press release announcing the closing of the Merger, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles of Association of Tyco International Ltd. (effective as of May 11, 2010)

99.1	Press Release issued by Tyco dated May 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

Date: May 14, 2010
	By:		/s/ John S. Jenkins Jr.
		Name:	John S. Jenkins Jr.
		Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of Tyco International Ltd. (effective as of May 11, 2010)

99.1	Press Release issued by Tyco dated May 14, 2010